Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
First Quarter 2019

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis	4

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	6

Non-Interest Income, Mortgage Income and Wealth Management Income	7

Non-Interest Expense	8

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	9

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios, Adjusted Net Charge-offs and Related Ratios	11
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	14
Early and Late Stage Delinquencies	15
Troubled Debt Restructurings	16

Consolidated Balance Sheets	17

Loans	18

Deposits	20

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	22

Forward-Looking Statements	23

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,196	$1,171	$1,125	$1,088	$1,060
Interest expense - taxable equivalent	223	188	156	136	122
Depreciation expense on operating lease assets	12	12	14	14	16
Net interest income and other financing income - taxable equivalent - continuing operations	961	971	955	938	922
Less: Taxable-equivalent adjustment	13	13	13	12	13
Net interest income and other financing income	948	958	942	926	909
Provision (credit) for loan losses	91	95	84	60	(10)
Net interest income and other financing income after provision (credit) for loan losses	857	863	858	866	919
Non-interest income	502	481	519	512	507
Non-interest expense	860	853	922	911	884
Income from continuing operations before income taxes	499	491	455	467	542
Income tax expense	105	85	85	89	128
Income from continuing operations	394	406	370	378	414
Income (loss) from discontinued operations before income taxes	—	—	274	(3)	—
Income tax expense (benefit)	—	—	80	—	—
Income (loss) from discontinued operations, net of tax	—	—	194	(3)	—
Net income	$394	$406	$564	$375	$414
Income from continuing operations available to common shareholders	$378	$390	$354	$362	$398
Net income available to common shareholders	$378	$390	$548	$359	$398

Earnings per common share from continuing operations - basic	$0.37	$0.38	$0.33	$0.32	$0.35
Earnings per common share from continuing operations - diluted	0.37	0.37	0.32	0.32	0.35
Earnings per common share - basic	0.37	0.38	0.50	0.32	0.35
Earnings per common share - diluted	0.37	0.37	0.50	0.32	0.35

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$84,430	$83,152	$81,821	$80,478	$79,822
Allowance for loan losses	(853)	(840)	(840)	(838)	(840)
Assets	128,802	125,688	124,578	124,557	122,913
Deposits	95,720	94,491	93,255	95,283	96,990
Long-term borrowings - Federal Home Loan Bank advances	6,902	6,902	5,703	5,153	2,603
Long-term borrowings - Other	6,055	5,522	5,475	4,737	5,346
Stockholders' equity	15,512	15,090	14,770	15,777	15,866
Average balances—Consolidated
Loans, net of unearned income	$83,725	$81,873	$81,022	$79,957	$79,891
Assets	125,543	123,538	123,526	122,960	123,494
Deposits	94,170	93,159	93,942	95,253	95,428
Long-term borrowings - Federal Home Loan Bank advances	5,876	5,704	5,286	3,711	4,424
Long-term borrowings - Other	5,877	5,478	5,143	5,031	5,107
Stockholders' equity	15,192	14,605	15,401	15,682	15,848

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Return on average assets* (1)	1.27%	1.30%	1.19%	1.23%	1.36%
Return on average common stockholders' equity*	10.66%	11.22%	14.91%	9.68%	10.75%
Return on average common stockholders' equity from continuing operations*	10.66%	11.23%	9.62%	9.77%	10.75%
Return on average tangible common stockholders’ equity (non-GAAP)* (2)	16.09%	17.32%	22.36%	14.54%	16.08%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP)* (2)	16.09%	17.33%	14.42%	14.67%	16.08%
Efficiency ratio from continuing operations	58.8%	58.7%	62.6%	62.7%	61.9%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	58.3%	58.1%	58.1%	60.4%	60.5%
Common book value per share	$14.50	$13.92	$13.22	$13.42	$13.40
Tangible common book value per share (non-GAAP) (2)	$9.72	$9.19	$8.62	$8.97	$8.98
Tangible common stockholders’ equity to tangible assets (non-GAAP) (2)	7.95%	7.80%	7.60%	8.36%	8.54%
Basel III common equity (3)	$10,435	$10,371	$10,481	$11,234	$11,206
Basel III common equity Tier 1 ratio (3)	9.8%	9.9%	10.2%	11.0%	11.1%
Tier 1 capital ratio (3)	10.6%	10.7%	11.0%	11.8%	11.9%
Total risk-based capital ratio (3)	12.3%	12.5%	12.8%	13.6%	13.7%
Leverage ratio (3)	9.3%	9.3%	9.4%	10.1%	10.1%
Effective tax rate	21.0%	17.4%	18.7%	19.2%	23.6%
Allowance for loan losses as a percentage of loans, net of unearned income	1.01%	1.01%	1.03%	1.04%	1.05%
Allowance for loan losses to non-performing loans, excluding loans held for sale	163%	169%	156%	141%	140%
Net interest margin (FTE)*	3.53%	3.55%	3.50%	3.49%	3.46%
Loans, net of unearned income, to total deposits	88.2%	88.0%	87.8%	84.5%	82.3%
Net charge-offs as a percentage of average loans*	0.38%	0.46%	0.40%	0.32%	0.42%
Adjusted net charge-offs as a percentage of average loans (non-GAAP)* (2)	0.38%	0.46%	0.40%	0.32%	0.40%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.62%	0.60%	0.66%	0.74%	0.75%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.71%	0.68%	0.76%	0.83%	0.85%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (4)	0.88%	0.85%	0.93%	0.99%	1.02%
Associate headcount—full-time equivalent from continuing operations	20,056	19,969	19,869	20,326	20,666
ATMs	1,985	1,952	1,938	1,956	1,919
Branch Statistics
Full service	1,399	1,396	1,394	1,414	1,410
Drive-through/transaction service only	57	58	61	62	63
Total branch outlets	1,456	1,454	1,455	1,476	1,473

*Annualized

(1)	Calculated by dividing income from continuing operations by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 6, 9, 10, 13, 19, and 22.

(3)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 15 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Interest income, including other financing income on:
Loans, including fees	$981	$962	$919	$881	$851
Debt securities—taxable	165	160	155	156	154
Loans held for sale	3	4	4	4	3
Other earning assets	19	17	17	17	19
Operating lease assets	15	15	17	18	20
Total interest income, including other financing income	1,183	1,158	1,112	1,076	1,047
Interest expense on:
Deposits	108	80	64	57	49
Short-term borrowings	13	15	8	6	1
Long-term borrowings	102	93	84	73	72
Total interest expense	223	188	156	136	122
Depreciation expense on operating lease assets	12	12	14	14	16
Total interest expense and depreciation expense on operating lease assets	235	200	170	150	138
Net interest income and other financing income	948	958	942	926	909
Provision (credit) for loan losses	91	95	84	60	(10)
Net interest income and other financing income after provision (credit) for loan losses	857	863	858	866	919
Non-interest income:
Service charges on deposit accounts	175	185	179	175	171
Card and ATM fees	109	111	111	112	104
Wealth management income	76	77	77	77	75
Capital markets income	42	50	45	57	50
Mortgage income	27	30	32	37	38
Securities gains (losses), net	(7)	—	—	1	—
Other	80	28	75	53	69
Total non-interest income	502	481	519	512	507
Non-interest expense:
Salaries and employee benefits	478	468	473	511	495
Net occupancy expense	82	86	82	84	83
Furniture and equipment expense	76	82	81	81	81
Other	224	217	286	235	225
Total non-interest expense	860	853	922	911	884
Income from continuing operations before income taxes	499	491	455	467	542
Income tax expense	105	85	85	89	128
Income from continuing operations	394	406	370	378	414
Discontinued operations (1):
Income (loss) from discontinued operations before income taxes	—	—	274	(3)	—
Income tax expense (benefit)	—	—	80	—	—
Income (loss) from discontinued operations, net of tax	—	—	194	(3)	—
Net income	$394	$406	$564	$375	$414
Net income from continuing operations available to common shareholders	$378	$390	$354	$362	$398
Net income available to common shareholders	$378	$390	$548	$359	$398
Weighted-average shares outstanding—during quarter:
Basic	1,019	1,035	1,086	1,119	1,127
Diluted	1,028	1,043	1,095	1,128	1,141
Actual shares outstanding—end of quarter	1,013	1,025	1,055	1,114	1,123
Earnings per common share from continuing operations:
Basic	$0.37	$0.38	$0.33	$0.32	$0.35
Diluted	$0.37	$0.37	$0.32	$0.32	$0.35
Earnings (loss) per common share from discontinued operations (1)(2):
Basic	$0.00	$0.00	$0.18	$(0.00)	$0.00
Diluted	$0.00	$0.00	$0.18	$(0.00)	$0.00
Earnings per common share:
Basic	$0.37	$0.38	$0.50	$0.32	$0.35
Diluted	$0.37	$0.37	$0.50	$0.32	$0.35
Taxable-equivalent net interest income and other financing income	$961	$971	$956	$938	$922
________

(1)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc to BB&T Insurance Holdings. The transaction closed on July 2, 2018. The transaction generated an after-tax gain of $196 million. On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company and related affiliates to Raymond James Financial Inc. The sale closed on April 2, 2012.

(2)	In a period where there is a loss from discontinued operations, basic weighted-average common shares outstanding are used to determine both basic and diluted earnings per share.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	3/31/2019			12/31/2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable	$24,251	$165	2.72%	$23,891	$160	2.68%
Loans held for sale	302	3	3.63	413	4	4.25
Loans, net of unearned income:
Commercial and industrial	39,999	445	4.49	38,111	430	4.46
Commercial real estate mortgage—owner-occupied	5,560	65	4.65	5,847	69	4.64
Commercial real estate construction—owner-occupied	409	5	4.72	349	4	4.73
Commercial investor real estate mortgage	4,729	54	4.58	4,275	48	4.39
Commercial investor real estate construction	1,821	25	5.60	1,815	25	5.31
Residential first mortgage	14,203	144	4.04	14,230	142	4.01
Home equity	9,135	111	4.89	9,335	111	4.75
Indirect—vehicles	2,924	24	3.38	3,109	27	3.40
Indirect—other consumer	2,429	54	8.85	2,287	51	8.77
Consumer credit card	1,304	43	13.41	1,298	43	13.06
Other consumer	1,212	24	8.12	1,217	25	8.12
Total loans, net of unearned income	83,725	994	4.78	81,873	975	4.72
Investment in operating leases, net	364	3	3.41	383	3	3.36
Other earning assets	1,849	19	4.29	2,015	17	3.26
Total earning assets	110,491	1,184	4.31	108,575	1,159	4.24
Allowance for loan losses	(843)			(839)
Cash and due from banks	1,893			1,957
Other non-earning assets	14,002			13,845
	$125,543			$123,538
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,852	4	0.17	$8,827	3	0.15
Interest-bearing checking	19,309	33	0.69	18,295	24	0.52
Money market	23,989	40	0.68	23,850	31	0.51
Time deposits	8,124	31	1.56	7,018	22	1.24
Total interest-bearing deposits (1)	60,274	108	0.73	57,990	80	0.54
Federal funds purchased and securities sold under agreements to repurchase	343	2	2.41	241	2	2.27
Other short-term borrowings	1,735	11	2.55	2,227	13	2.38
Long-term borrowings	11,753	102	3.47	11,182	93	3.28
Total interest-bearing liabilities	74,105	223	1.22	71,640	188	1.04
Non-interest-bearing deposits (1)	33,896	—	—	35,169	—	—
Total funding sources	108,001	223	0.83	106,809	188	0.69
Net interest spread			3.09			3.20
Other liabilities	2,350			2,124
Stockholders’ equity	15,192			14,605
	$125,543			$123,538
Net interest income and other financing income/margin FTE basis		$961	3.53%		$971	3.55%
_______

(1)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.46% and 0.34% for the quarters ended March 31, 2019 and December 31, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	9/30/2018			6/30/2018			3/31/2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Federal funds sold and securities purchased under agreements to resell	$—	$—	—%	$—	$—	—%	$1	$—	—%
Debt securities—taxable	24,198	156	2.56	24,386	156	2.56	24,588	154	2.52
Loans held for sale	386	4	4.14	388	4	4.21	359	3	3.21
Loans, net of unearned income:
Commercial and industrial	37,410	402	4.26	36,874	385	4.17	36,464	368	4.07
Commercial real estate mortgage—owner-occupied	6,000	71	4.61	6,017	71	4.67	6,117	70	4.58
Commercial real estate construction—owner-occupied	311	4	4.84	298	3	4.79	318	4	4.67
Commercial investor real estate mortgage	4,083	44	4.25	3,724	39	4.12	3,883	38	3.92
Commercial investor real estate construction	1,809	24	5.06	1,867	22	4.83	1,837	21	4.49
Residential first mortgage	14,162	141	3.96	13,980	137	3.93	13,977	135	3.86
Home equity	9,543	110	4.61	9,792	109	4.46	10,041	108	4.31
Indirect—vehicles	3,190	27	3.33	3,260	26	3.23	3,309	26	3.18
Indirect—other consumer	2,042	44	8.61	1,743	38	8.68	1,531	33	8.76
Consumer credit card	1,271	41	12.85	1,245	39	12.50	1,257	38	12.33
Other consumer	1,201	24	8.12	1,157	24	8.09	1,157	23	8.16
Total loans, net of unearned income	81,022	932	4.56	79,957	893	4.46	79,891	864	4.35
Investment in operating leases, net	410	3	3.33	439	4	3.59	472	4	2.82
Other earning assets	2,440	17	2.87	2,558	17	2.60	2,853	19	2.71
Total earning assets	108,456	1,112	4.07	107,728	1,074	3.98	108,164	1,044	3.88
Allowance for loan losses	(834)			(848)			(933)
Cash and due from banks	2,036			1,953			1,951
Other non-earning assets	13,868			14,127			14,312
	$123,526			$122,960			$123,494
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,928	4	0.15	$8,981	3	0.15	$8,615	4	0.18
Interest-bearing checking	18,924	21	0.44	19,534	18	0.38	19,935	16	0.32
Money market	24,046	22	0.37	24,235	19	0.30	24,601	14	0.24
Time deposits	6,630	17	1.06	6,692	17	0.98	6,813	15	0.91
Total interest-bearing deposits (1)	58,528	64	0.44	59,442	57	0.38	59,964	49	0.33
Federal funds purchased and securities sold under agreements to repurchase	154	—	—	41	1	1.83	103	—	—
Other short-term borrowings	1,480	8	2.07	1,161	5	1.90	156	1	1.46
Long-term borrowings	10,429	84	3.14	8,742	73	3.35	9,531	72	3.00
Total interest-bearing liabilities	70,591	156	0.88	69,386	136	0.79	69,754	122	0.71
Non-interest-bearing deposits (1)	35,414	—	—	35,811	—	—	35,464	—	—
Total funding sources	106,005	156	0.58	105,197	136	0.52	105,218	122	0.46
Net interest spread			3.19			3.19			3.17
Other liabilities	2,120			2,081			2,428
Stockholders’ equity	15,401			15,682			15,848
	$123,526			$122,960			$123,494
Net interest income and other financing income/margin FTE basis		$956	3.50%		$938	3.49%		$922	3.46%
_______

(1)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.27% for the quarter ended September 30, 2018, 0.24% for the quarter ended June 30, 2018 and 0.21% for the quarter ended March 31, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	3/31/2019		12/31/2018		9/30/2018	6/30/2018	3/31/2018	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Net income from continuing operations available to common shareholders (GAAP)	$378		$390		$354	$362	$398	$(12)	(3.1)%	$(20)	(5.0)%
Preferred dividends (GAAP)	16		16		16	16	16	—	—%	—	—%
Income tax expense (GAAP)	105		85		85	89	128	20	23.5%	(23)	(18.0)%
Income from continuing operations before income taxes (GAAP)	499		491		455	467	542	8	1.6%	(43)	(7.9)%
Provision (credit) for loan losses (GAAP)	91		95		84	60	(10)	(4)	(4.2)%	101	NM
Pre-tax pre-provision income from continuing operations (non-GAAP)	590		586		539	527	532	4	0.7%	58	10.9%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	(8)	—	—	—	—	—	—	(8)	NM	(8)	NM
Securities (gains) losses, net	7	.	—		—	(1)	—	7	NM	7	NM
Leveraged lease termination gains	—		—		(4)	—	(4)	—	NM	4	(100.0)%
Salaries and employee benefits—severance charges	2		7		5	34	15	(5)	(71.4)%	(13)	(86.7)%
Branch consolidation, property and equipment charges	6		3		4	1	3	3	100.0%	3	100.0%
Contribution to the Regions Financial Corporation foundation	—		—		60	—	—	—	NM	—	NM
Expenses associated with residential mortgage loan sale	—		—		—	—	4	—	NM	(4)	(100.0)%
Total other adjustments	7		10		65	34	18	(3)	(30.0)%	(11)	(61.1)%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$597		$596		$604	$561	$550	$1	0.2%	$47	8.5%
______
NM - Not Meaningful
(1) The gain on sale of affordable housing residential mortgage loans in the first quarter of 2019 was the result of the sale of approximately $167 million of loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Non-Interest Income from Continuing Operations

	Quarter Ended
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Service charges on deposit accounts	$175	$185	$179	$175	$171	$(10)	(5.4)%	$4	2.3%
Card and ATM fees	109	111	111	112	104	(2)	(1.8)%	5	4.8%
Wealth management income	76	77	77	77	75	(1)	(1.3)%	1	1.3%
Capital markets income (1)	42	50	45	57	50	(8)	(16.0)%	(8)	(16.0)%
Mortgage income	27	30	32	37	38	(3)	(10.0)%	(11)	(28.9)%
Commercial credit fee income	18	19	18	17	17	(1)	(5.3)%	1	5.9%
Bank-owned life insurance	23	12	18	18	17	11	91.7%	6	35.3%
Securities gains (losses), net	(7)	—	—	1	—	(7)	NM	(7)	NM
Market value adjustments on employee benefit assets - defined benefit	5	(7)	3	(1)	(1)	12	(171.4)%	6	NM
Market value adjustments on employee benefit assets - other (2)	(1)	(8)	4	(1)	—	7	(87.5)%	(1)	NM
Other	35	12	32	20	36	23	191.7%	(1)	(2.8)%
Total non-interest income from continuing operations	$502	$481	$519	$512	$507	$21	4.4%	$(5)	(1.0)%
Mortgage Income

	Quarter Ended
($ amounts in millions)	3/1/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Production and sales	$19	$15	$24	$23	$23	$4	26.7%	$(4)	(17.4)%
Loan servicing	26	26	23	23	23	—	—%	3	13.0%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(28)	(20)	6	10	22	(8)	40.0%	(50)	(227.3)%
MSRs hedge gain (loss)	21	21	(9)	(6)	(20)	—	—%	41	(205.0)%
MSRs change due to payment decay	(11)	(12)	(12)	(13)	(10)	1	(8.3)%	(1)	10.0%
MSR and related hedge impact	(18)	(11)	(15)	(9)	(8)	(7)	63.6%	(10)	125.0%
Total mortgage income	$27	$30	$32	$37	$38	$(3)	(10.0)%	$(11)	(28.9)%

Mortgage production - purchased	$712	$813	$1,012	$1,179	$817	$(101)	(12.4)%	$(105)	(12.9)%
Mortgage production - refinanced	209	216	237	249	279	(7)	(3.2)%	(70)	(25.1)%
Total mortgage production (3)	$921	$1,029	$1,249	$1,428	$1,096	$(108)	(10.5)%	$(175)	(16.0)%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Investment management and trust fee income	$57	$60	$59	$58	$58	$(3)	(5.0)%	$(1)	(1.7)%
Investment services fee income	19	17	18	19	17	2	11.8%	2	11.8%
Total wealth management income (4)	$76	$77	$77	$77	$75	$(1)	(1.3)%	$1	1.3%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(3)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(4)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Non-Interest Expense from Continuing Operations

	Quarter Ended
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Salaries and employee benefits (1)	$478	$468	$473	$511	$495	$10	2.1%	$(17)	(3.4)%
Net occupancy expense	82	86	82	84	83	(4)	(4.7)%	(1)	(1.2)%
Furniture and equipment expense	76	82	81	81	81	(6)	(7.3)%	(5)	(6.2)%
Outside services	45	46	46	48	47	(1)	(2.2)%	(2)	(4.3)%
Professional, legal and regulatory expenses	20	27	32	33	27	(7)	(25.9)%	(7)	(25.9)%
Marketing	23	21	20	25	26	2	9.5%	(3)	(11.5)%
FDIC insurance assessments	13	14	22	25	24	(1)	(7.1)%	(11)	(45.8)%
Credit/checkcard expenses	16	13	18	13	13	3	23.1%	3	23.1%
Branch consolidation, property and equipment charges	6	3	4	1	3	3	100.0%	3	100.0%
Visa class B shares expense	4	(2)	—	10	2	6	(300.0)%	2	100.0%
Provision (credit) for unfunded credit losses	(1)	1	2	(1)	(4)	(2)	(200.0)%	3	(75.0)%
Other	98	94	142	81	87	4	4.3%	11	12.6%
Total non-interest expense from continuing operations	$860	$853	$922	$911	$884	$7	0.8%	$(24)	(2.7)%

_________

(1)	Salaries and employee benefits expense includes severance charges for each of the quarters. See the amounts for the respective quarters on page 6.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations
The table below presents computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table below also presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Non-interest expense (GAAP)	A	$860	$853	$922	$911	$884	$7	0.8%	$(24)	(2.7)%
Adjustments:
Contribution to the Regions Financial Corporation foundation		—	—	(60)	—	—	—	NM	—	NM
Branch consolidation, property and equipment charges		(6)	(3)	(4)	(1)	(3)	(3)	100.0%	(3)	100.0%
Expenses associated with residential mortgage loan sale		—	—	—	—	(4)	—	NM	4	NM
Salary and employee benefits—severance charges		(2)	(7)	(5)	(34)	(15)	5	(71.4)%	13	(86.7)%
Adjusted non-interest expense (non-GAAP)	B	$852	$843	$853	$876	$862	$9	1.1%	$(10)	(1.2)%
Net interest income and other financing income (GAAP)	C	$948	$958	$942	$926	$909	$(10)	(1.0)%	$39	4.3%
Taxable-equivalent adjustment		13	13	13	12	13	—	—%	—	—%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	D	$961	$971	$955	$938	$922	$(10)	(1.0)%	$39	4.2%
Non-interest income (GAAP)	E	$502	$481	$519	$512	$507	$21	4.4%	$(5)	(1.0)%
Adjustments:
Securities (gains) losses, net		7	—	—	(1)	—	7	NM	7	NM
Leveraged lease termination gains		—	—	(4)	—	(4)	—	NM	4	NM
Gain on sale of affordable housing residential mortgage loans (1)		(8)	—	—	—	—	(8)	NM	(8)	NM
Adjusted non-interest income (non-GAAP)	F	$501	$481	$515	$511	$503	$20	4.2%	$(2)	(0.4)%
Total revenue	C+E=G	$1,450	$1,439	$1,461	$1,438	$1,416	$11	0.8%	$34	2.4%
Adjusted total revenue (non-GAAP)	C+F=H	$1,449	$1,439	$1,457	$1,437	$1,412	$10	0.7%	$37	2.6%
Total revenue, taxable-equivalent basis	D+E=I	$1,463	$1,452	$1,474	$1,450	$1,429	$11	0.8%	$34	2.4%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,462	$1,452	$1,470	$1,449	$1,425	$10	0.7%	$37	2.6%
Operating leverage ratio (GAAP)	I-A									5.1%
Adjusted operating leverage ratio (non-GAAP)	J-B									3.8%
Efficiency ratio (GAAP)	A/I	58.8%	58.7%	62.6%	62.7%	61.9%
Adjusted efficiency ratio (non-GAAP)	B/J	58.3%	58.1%	58.1%	60.4%	60.5%
Fee income ratio (GAAP)	E/I	34.3%	33.1%	35.2%	35.3%	35.5%
Adjusted fee income ratio (non-GAAP)	F/J	34.3%	33.1%	35.0%	35.2%	35.3%
________
NM - Not Meaningful
(1) See page 6 for more information regarding this adjustment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios

The tables below provide a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	A	$378	$390	$548	$359	$398
Average stockholders' equity (GAAP)		$15,192	$14,605	$15,401	$15,682	$15,848
Less:
Average intangible assets (GAAP)		4,940	4,947	4,955	5,066	5,076
Average deferred tax liability related to intangibles (GAAP)		(94)	(95)	(97)	(98)	(99)
Average preferred stock (GAAP)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	B	$9,526	$8,933	$9,723	$9,894	$10,051
Return on average tangible common stockholders' equity (non-GAAP)*	A/B	16.09%	17.32%	22.36%	14.54%	16.08%

		Quarter Ended
($ amounts in millions)		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	C	$378	$390	$354	$362	$398
Average stockholders' equity (GAAP)(1)		$15,192	$14,605	$15,401	$15,682	$15,848
Less:
Average intangible assets (GAAP)(1)		4,940	4,947	4,955	5,066	5,076
Average deferred tax liability related to intangibles (GAAP)(1)		(94)	(95)	(97)	(98)	(99)
Average preferred stock (GAAP)(1)		820	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	D	$9,526	$8,933	$9,723	$9,894	$10,051
Return on average tangible common stockholders' equity (non-GAAP)*	C/D	16.09%	17.33%	14.42%	14.67%	16.08%

______
*Annualized
(1) Due to the immaterial impact of the discontinued operations, the balance sheet has not been presented on a continuing operations basis.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Components:
Allowance for loan losses (ALL)	$853	$840	$840	$838	$840
Reserve for unfunded credit commitments	50	51	50	48	49
Allowance for credit losses (ACL)	$903	$891	$890	$886	$889

Provision (credit) for loan losses	$91	$95	$84	$60	$(10)
Provision (credit) for unfunded credit losses	(1)	1	2	(1)	(4)

Loans charged-off:
Commercial and industrial	$27	$39	$37	$29	$25
Commercial real estate mortgage—owner-occupied	3	4	4	5	5
Total commercial	30	43	41	34	30
Commercial investor real estate mortgage	—	—	1	—	8
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	—	1	—	8
Residential first mortgage	1	2	3	1	8
Home equity—lines of credit	5	8	6	6	5
Home equity—closed-end	1	2	1	2	1
Indirect—vehicles	9	9	8	9	12
Indirect—other consumer	17	15	11	10	12
Consumer credit card	17	16	14	15	16
Other consumer	22	24	22	18	20
Total consumer	72	76	65	61	74
Total	102	119	107	95	112

Recoveries of loans previously charged-off:
Commercial and industrial	6	9	8	12	8
Commercial real estate mortgage—owner-occupied	3	2	2	2	2
Total commercial	9	11	10	14	10
Commercial investor real estate mortgage	1	1	1	1	2
Commercial investor real estate construction	—	1	1	1	—
Total investor real estate	1	2	2	2	2
Residential first mortgage	1	1	1	3	1
Home equity—lines of credit	3	3	3	4	3
Home equity—closed-end	1	1	1	1	1
Indirect—vehicles	4	3	3	4	5
Indirect—other consumer	—	—	—	—	—
Consumer credit card	2	1	2	2	2
Other consumer	3	2	3	3	4
Total consumer	14	11	13	17	16
Total	24	24	25	33	28

Net loans charged-off:
Commercial and industrial	21	30	29	17	17
Commercial real estate mortgage—owner-occupied	—	2	2	3	3
Total commercial	21	32	31	20	20
Commercial investor real estate mortgage	(1)	(1)	—	(1)	6
Commercial investor real estate construction	—	(1)	(1)	(1)	—
Total investor real estate	(1)	(2)	(1)	(2)	6
Residential first mortgage	—	1	2	(2)	7
Home equity—lines of credit	2	5	3	2	2
Home equity—closed-end	—	1	—	1	—
Indirect—vehicles	5	6	5	5	7
Indirect—other consumer	17	15	11	10	12
Consumer credit card	15	15	12	13	14
Other consumer	19	22	19	15	16
Total consumer	58	65	52	44	58
Total	$78	$95	$82	$62	$84

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.21%	0.32%	0.31%	0.18%	0.18%
Commercial real estate mortgage—owner-occupied	0.05%	0.16%	0.16%	0.17%	0.20%
Total commercial	0.18%	0.29%	0.28%	0.18%	0.19%
Commercial investor real estate mortgage	(0.07)%	(0.06)%	(0.04)%	(0.10)%	0.65%
Commercial investor real estate construction	—%	(0.12)%	(0.23)%	(0.25)%	(0.04)%
Total investor real estate	(0.05)%	(0.07)%	(0.10)%	(0.15)%	0.43%
Residential first mortgage	0.02%	0.04%	0.04%	(0.05)%	0.21%
Home equity—lines of credit	0.12%	0.35%	0.17%	0.15%	0.10%
Home equity—closed-end	0.09%	0.10%	(0.03)%	0.11%	0.05%
Indirect—vehicles	0.69%	0.71%	0.62%	0.66%	0.83%
Indirect—other consumer	2.79%	2.58%	2.23%	2.46%	2.98%
Consumer credit card	4.66%	4.16%	3.97%	4.22%	4.49%
Other consumer	6.13%	7.23%	6.26%	5.08%	5.86%
Total consumer	0.75%	0.80%	0.65%	0.58%	0.75%
Total	0.38%	0.46%	0.40%	0.32%	0.42%
Non-accrual loans, excluding loans held for sale	$523	$496	$539	$595	$601
Non-performing loans held for sale	13	10	15	10	8
Non-accrual loans, including loans held for sale	536	506	554	605	609
Foreclosed properties	53	52	58	61	66
Non-marketable investments received in foreclosure	8	8	12	—	—
Non-performing assets (NPAs)	$597	$566	$624	$666	$675
Loans past due > 90 days (1)	$147	$143	$137	$129	$138
Accruing restructured loans not included in categories above (2)	$479	$488	$600	$590	$721
Credit Ratios:
ACL/Loans, net	1.07%	1.07%	1.09%	1.10%	1.11%
ALL/Loans, net	1.01%	1.01%	1.03%	1.04%	1.05%
Allowance for loan losses to non-performing loans, excluding loans held for sale	163%	169%	156%	141%	140%
Non-accrual loans, excluding loans held for sale/Loans, net	0.62%	0.60%	0.66%	0.74%	0.75%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.71%	0.68%	0.76%	0.83%	0.85%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (1)	0.88%	0.85%	0.93%	0.99%	1.02%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 15 for amounts related to these loans.

(2)	See page 16 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Credit Quality (continued)

Adjusted Net Charge-offs and Ratios (non-GAAP)
Select calculations for annualized net charge-offs as a percentage of average loans (GAAP) are presented in the table below. During the first quarter of 2018, Regions made the strategic decision to sell certain primarily performing troubled debt restructured, as well as, certain non-restructured interest-only residential first mortgage loans. These loans were marked down to fair value through net charge-offs. Management believes that excluding the incremental increase to net charge-offs from the affected net charge-off ratios to arrive at an adjusted net charge-off ratio (non-GAAP) will assist investors in analyzing the Company's credit quality performance as well as provide a better basis from which to predict future performance. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.

		Quarter Ended
($ amounts in millions)		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Residential first mortgage net charge-offs (GAAP)	A	$—	$1	$2	$(2)	$7
Less: Net charge-offs associated with TDR sale		—	—	—	—	5
Adjusted residential first mortgage net charge-offs (non-GAAP)	B	$—	$1	$2	$(2)	$2
Total consumer net charge-offs (GAAP)	C	$58	$65	$52	$44	$58
Less: Net charge-offs associated with TDR sale		—	—	—	—	5
Adjusted total consumer net charge-offs (non-GAAP)	D	$58	$65	$52	$44	$53
Total net charge-offs (GAAP)	E	$78	$95	$82	$62	$84
Less: Net charge-offs associated with TDR sale		—	—	—	—	5
Adjusted total net charge-offs (non-GAAP)	F	$78	$95	$82	$62	$79
Average residential first mortgage loans (GAAP)	G	$14,203	$14,230	$14,162	$13,980	$13,977
Add: Average balances of residential first mortgage loans sold		—	—	—	—	90
Average residential first mortgage loans adjusted for residential first mortgage loans sold (non-GAAP)	H	$14,203	$14,230	$14,162	$13,980	$14,067
Average total consumer loans (GAAP)	I	$31,207	$31,476	$31,409	$31,177	$31,272
Add: Average balances of residential first mortgage loans sold		—	—	—	—	90
Average total consumer loans adjusted for residential first mortgage loans sold (non-GAAP)	J	$31,207	$31,476	$31,409	$31,177	$31,362
Average total loans (GAAP)	K	$83,725	$81,873	$81,022	$79,957	$79,891
Add: Average balances of residential first mortgage loans sold		—	—	—	—	90
Average total loans adjusted for residential first mortgage loans sold (non-GAAP)	L	$83,725	$81,873	$81,022	$79,957	$79,981
Residential first mortgage net charge-off percentage (GAAP)*	A/G	0.02%	0.04%	0.04%	(0.05)%	0.21%
Adjusted residential first mortgage net charge-off percentage (non-GAAP)*	B/H	0.02%	0.04%	0.04%	(0.05)%	0.06%
Total consumer net charge-off percentage (GAAP)*	C/I	0.75%	0.80%	0.65%	0.58%	0.75%
Adjusted total consumer net charge-off percentage (non-GAAP)*	D/J	0.75%	0.80%	0.65%	0.58%	0.69%
Total net charge-off percentage (GAAP)*	E/K	0.38%	0.46%	0.40%	0.32%	0.42%
Adjusted total net charge-off percentage (non-GAAP)*	F/L	0.38%	0.46%	0.40%	0.32%	0.40%

*Annualized

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	3/31/2019		12/31/2018		9/30/2018		6/30/2018		3/31/2018
Commercial and industrial	$336	0.82%	$307	0.78%	$341	0.90%	$384	1.04%	$364	0.99%
Commercial real estate mortgage—owner-occupied	67	1.22%	67	1.21%	80	1.36%	98	1.63%	102	1.69%
Commercial real estate construction—owner-occupied	14	3.26%	8	2.16%	8	2.41%	5	1.66%	5	1.68%
Total commercial	417	0.89%	382	0.85%	429	0.97%	487	1.12%	471	1.09%
Commercial investor real estate mortgage	8	0.16%	11	0.22%	2	0.04%	4	0.10%	14	0.36%
Total investor real estate	8	0.12%	11	0.16%	2	0.04%	4	0.06%	14	0.25%
Residential first mortgage	34	0.24%	40	0.28%	42	0.29%	38	0.27%	47	0.34%
Home equity—lines of credit	53	0.93%	53	0.90%	56	0.94%	55	0.88%	59	0.93%
Home equity—closed-end	11	0.32%	10	0.30%	10	0.29%	11	0.32%	10	0.29%
Total consumer	98	0.32%	103	0.33%	108	0.34%	104	0.33%	116	0.37%
Total non-accrual loans	$523	0.62%	$496	0.60%	$539	0.66%	$595	0.74%	$601	0.75%

Criticized and Classified Loans—Business Services (1)

	As of
						3/31/2019		3/31/2019
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	vs. 12/31/2018		vs. 3/31/2018
Accruing classified	$631	$590	$550	$560	$813	$41	6.9%	$(182)	(22.4)%
Non-accruing classified	425	393	431	491	485	32	8.1%	(60)	(12.4)%
Total classified	1,056	983	981	1,051	1,298	73	7.4%	(242)	(18.6)%

Special mention	1,063	939	1,048	857	925	124	13.2%	138	14.9%
Total criticized	$2,119	$1,922	$2,029	$1,908	$2,223	$197	10.2%	$(104)	(4.7)%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	As of 3/31/2019
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2019	$45	0.79%	$40	0.70%	$85
2020	105	1.84%	74	1.30%	179
2021	122	2.13%	106	1.86%	228
2022	134	2.35%	125	2.19%	259
2023	165	2.90%	151	2.63%	316
2024-2028	2,314	40.56%	2,189	38.37%	4,503
2029-2033	75	1.32%	58	1.02%	133
Thereafter	1	0.01%	1	0.03%	2
Total	$2,961	51.90%	$2,744	48.10%	$5,705

(2)
The balance of Regions' home equity portfolio was $9,014 million at March 31, 2019 consisting of $5,705 million of home equity lines of credit and $3,309 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	3/31/2019		12/31/2018		9/30/2018		6/30/2018		3/31/2018
Commercial and industrial	$35	0.08%	$102	0.26%	$45	0.12%	$18	0.05%	$70	0.19%
Commercial real estate mortgage—owner-occupied	12	0.22%	19	0.34%	18	0.31%	16	0.28%	28	0.46%
Commercial real estate construction—owner-occupied	—	—%	—	—%	—	—%	3	0.84%	—	—%
Total commercial	47	0.10%	121	0.27%	63	0.14%	37	0.08%	98	0.23%
Commercial investor real estate mortgage	1	0.01%	6	0.12%	6	0.13%	6	0.14%	1	0.02%
Commercial investor real estate construction	1	0.03%	—	—%	—	—%	—	0.01%	29	1.61%
Total investor real estate	2	0.02%	6	0.09%	6	0.09%	6	0.10%	30	0.54%
Residential first mortgage—non-guaranteed (1)	88	0.64%	101	0.73%	89	0.65%	82	0.60%	89	0.66%
Home equity—lines of credit	50	0.89%	53	0.90%	53	0.87%	55	0.89%	60	0.95%
Home equity—closed-end	18	0.55%	20	0.58%	24	0.70%	22	0.62%	24	0.68%
Indirect—vehicles	43	1.55%	51	1.69%	51	1.64%	49	1.51%	49	1.47%
Indirect—other consumer	20	0.80%	20	0.85%	16	0.76%	11	0.59%	13	0.78%
Consumer credit card	19	1.48%	21	1.58%	19	1.50%	16	1.32%	17	1.33%
Other consumer	20	1.67%	20	1.60%	20	1.62%	16	1.40%	15	1.32%
Total consumer (1)	258	0.85%	286	0.92%	272	0.88%	251	0.82%	267	0.87%
Total accruing 30-89 days past due loans (1)	$307	0.37%	$413	0.50%	$341	0.42%	$294	0.37%	$395	0.50%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	3/31/2019		12/31/2018		9/30/2018		6/30/2018		3/31/2018
Commercial and industrial	$11	0.03%	$8	0.02%	$4	0.01%	$4	0.01%	$5	0.01%
Commercial real estate mortgage—owner-occupied	1	0.01%	—	—%	2	0.02%	1	0.01%	1	0.01%
Total commercial	12	0.02%	8	0.02%	6	0.01%	5	0.01%	6	0.01%
Residential first mortgage—non-guaranteed (2)	66	0.48%	66	0.47%	61	0.44%	63	0.46%	69	0.52%
Home equity—lines of credit	27	0.46%	24	0.41%	30	0.50%	23	0.37%	23	0.35%
Home equity—closed-end	10	0.31%	10	0.29%	9	0.28%	8	0.25%	10	0.29%
Indirect—vehicles	7	0.26%	9	0.28%	9	0.28%	8	0.24%	8	0.25%
Indirect—other consumer	1	0.03%	1	0.06%	1	0.03%	—	—%	—	—%
Consumer credit card	20	1.59%	20	1.48%	17	1.36%	17	1.31%	17	1.40%
Other consumer	4	0.36%	5	0.42%	4	0.32%	5	0.36%	5	0.40%
Total consumer (2)	135	0.44%	135	0.43%	131	0.42%	124	0.40%	132	0.43%
Total accruing 90+ days past due loans (2)	$147	0.18%	$143	0.17%	$137	0.17%	$129	0.16%	$138	0.17%

Total delinquencies (1) (2)	$454	0.54%	$556	0.67%	$478	0.59%	$423	0.53%	$533	0.67%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $32 million at 3/31/2019, $37 million at 12/31/2018, $36 million at 9/30/2018, $28 million at 6/30/2018, and $31 million at 3/31/2018.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $76 million at 3/31/2019, $84 million at 12/31/2018, $83 million at 9/30/2018, $105 million at 6/30/2018, and $127 million at 3/31/2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Current:
Commercial	$103	$103	$169	$157	$197
Investor real estate	14	13	44	35	54
Residential first mortgage	147	139	143	134	131
Home equity—lines of credit	45	46	47	49	52
Home equity—closed-end	125	133	141	157	169
Consumer credit card	1	1	1	1	1
Other consumer	5	5	6	6	7
Total current	440	440	551	539	611
Accruing 30-89 DPD:
Commercial	3	5	1	1	36
Investor real estate	—	1	5	5	29
Residential first mortgage	26	31	28	31	31
Home equity—lines of credit	1	1	2	2	2
Home equity—closed-end	9	9	13	11	11
Other consumer	—	1	—	1	1
Total accruing 30-89 DPD	39	48	49	51	110
Total accruing and <90 DPD	479	488	600	590	721
Non-accrual or 90+ DPD:
Commercial	220	183	195	178	194
Investor real estate	5	5	—	1	10
Residential first mortgage	37	38	42	44	57
Home equity—lines of credit	4	4	4	5	4
Home equity—closed-end	11	11	11	9	10
Total non-accrual or 90+DPD	277	241	252	237	275
Total TDRs - Loans	$756	$729	$852	$827	$996
TDRs - Held For Sale	8	5	6	11	7
Total TDRs	$764	$734	$858	$838	$1,003

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Total commercial TDRs	$326	$291	$365	$336	$427
Total investor real estate TDRs	19	19	49	41	93
Total consumer TDRs	411	419	438	450	476
Total TDRs - Loans	$756	$729	$852	$827	$996

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Assets:
Cash and due from banks	$1,666	$2,018	$1,911	$1,844	$1,766
Interest-bearing deposits in other banks	2,141	1,520	1,584	2,442	1,419
Debt securities held to maturity	1,451	1,482	1,524	1,568	1,611
Debt securities available for sale	23,786	22,729	22,671	22,935	23,085
Loans held for sale	318	304	331	490	452
Loans, net of unearned income	84,430	83,152	81,821	80,478	79,822
Allowance for loan losses	(853)	(840)	(840)	(838)	(840)
Net loans	83,577	82,312	80,981	79,640	78,982
Other earning assets	1,617	1,719	1,801	1,672	1,640
Premises and equipment, net	2,026	2,045	2,051	2,050	2,065
Interest receivable	388	375	360	347	328
Goodwill	4,829	4,829	4,829	4,904	4,904
Residential mortgage servicing rights at fair value (MSRs)	386	418	406	362	356
Other identifiable intangible assets, net	108	115	122	156	167
Other assets	6,509	5,822	6,007	6,147	6,138
Total assets	$128,802	$125,688	$124,578	$124,557	$122,913
Liabilities and Equity:
Deposits:
Non-interest-bearing	$34,775	$35,053	$35,354	$36,055	$36,935
Interest-bearing	60,945	59,438	57,901	59,228	60,055
Total deposits	95,720	94,491	93,255	95,283	96,990
Borrowed funds:
Short-term borrowings:
Other short-term borrowings	1,600	1,600	3,250	1,400	—
Total short-term borrowings	1,600	1,600	3,250	1,400	—
Long-term borrowings	12,957	12,424	11,178	9,890	7,949
Total borrowed funds	14,557	14,024	14,428	11,290	7,949
Other liabilities	3,002	2,083	2,125	2,207	2,108
Total liabilities	113,279	110,598	109,808	108,780	107,047
Equity:
Preferred stock, non-cumulative perpetual	820	820	820	820	820
Common stock	11	11	11	12	12
Additional paid-in capital	13,584	13,766	14,122	15,389	15,639
Retained earnings	3,066	2,828	2,582	2,182	1,923
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,377)
Accumulated other comprehensive income (loss), net	(598)	(964)	(1,394)	(1,255)	(1,151)
Total stockholders’ equity	15,512	15,090	14,770	15,777	15,866
Noncontrolling interest	11	—	—	—	—
Total equity	15,523	15,090	14,770	15,777	15,886
Total liabilities and equity	$128,802	$125,688	$124,578	$124,557	$122,913

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

End of Period Loans

	As of
						3/31/2019		3/31/2019
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	vs 12/31/2018		vs. 3/31/2018
Commercial and industrial (1)	$40,985	$39,282	$38,036	$37,079	$36,787	$1,703	4.3%	$4,198	11.4%
Commercial real estate mortgage—owner-occupied (2)	5,522	5,549	5,943	6,006	6,044	(27)	(0.5)%	(522)	(8.6)%
Commercial real estate construction—owner-occupied	434	384	326	304	306	50	13.0%	128	41.8%
Total commercial	46,941	45,215	44,305	43,389	43,137	1,726	3.8%	3,804	8.8%
Commercial investor real estate mortgage (2)	4,715	4,650	4,205	3,882	3,742	65	1.4%	973	26.0%
Commercial investor real estate construction	1,871	1,786	1,838	1,879	1,845	85	4.8%	26	1.4%
Total investor real estate	6,586	6,436	6,043	5,761	5,587	150	2.3%	999	17.9%
Total business	53,527	51,651	50,348	49,150	48,724	1,876	3.6%	4,803	9.9%
Residential first mortgage (3)(4)	14,113	14,276	14,220	14,111	13,892	(163)	(1.1)%	221	1.6%
Home equity—lines of credit (5)	5,705	5,871	5,993	6,165	6,355	(166)	(2.8)%	(650)	(10.2)%
Home equity—closed-end (6)	3,309	3,386	3,442	3,514	3,561	(77)	(2.3)%	(252)	(7.1)%
Indirect—vehicles	2,759	3,053	3,146	3,219	3,310	(294)	(9.6)%	(551)	(16.6)%
Indirect—other consumer	2,547	2,349	2,179	1,889	1,611	198	8.4%	936	58.1%
Consumer credit card	1,274	1,345	1,273	1,264	1,237	(71)	(5.3)%	37	3.0%
Other consumer	1,196	1,221	1,220	1,166	1,132	(25)	(2.0)%	64	5.7%
Total consumer	30,903	31,501	31,473	31,328	31,098	(598)	(1.9)%	(195)	(0.6)%
Total Loans	$84,430	$83,152	$81,821	$80,478	$79,822	$1,278	1.5%	$4,608	5.8%
_______

(1)	As of December 31, 2018, approximately $263 million of purchasing card balances previously recognized in other assets were reclassified to commercial and industrial loans.

(2)
As of December 31, 2018, approximately $345 million of senior assisted living balances were reclassified from commercial real estate mortgage—owner-occupied to commercial investor real estate mortgage. The reclassification had a negligible impact on fourth quarter 2018 average balances.

(3)	Regions sold $167 million of affordable housing residential mortgage loans during the first quarter of 2019.

(4)
Regions sold $254 million of residential first mortgage loans during the first quarter of 2018. The loans sold consisted primarily of performing troubled debt restructured loans, as well as certain non-restructured interest-only loans.

(5)	The balance of Regions' home equity lines of credit consists of $2,961 million of first lien and $2,744 million of second lien at 3/31/2019.

(6)	The balance of Regions' closed-end home equity loans consists of $3,003 million of first lien and $306 million of second lien at 3/31/2019.

	As of
End of Period Loans by Percentage	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Commercial and industrial	48.6%	47.2%	46.5%	46.1%	46.1%
Commercial real estate mortgage—owner-occupied	6.5%	6.7%	7.3%	7.5%	7.6%
Commercial real estate construction—owner-occupied	0.5%	0.5%	0.4%	0.4%	0.4%
Total commercial	55.6%	54.4%	54.2%	54.0%	54.1%
Commercial investor real estate mortgage	5.6%	5.6%	5.1%	4.8%	4.7%
Commercial investor real estate construction	2.2%	2.1%	2.2%	2.3%	2.3%
Total investor real estate	7.8%	7.7%	7.3%	7.1%	7.0%
Total business	63.4%	62.1%	61.5%	61.1%	61.1%
Residential first mortgage	16.7%	17.2%	17.4%	17.5%	17.4%
Home equity—lines of credit	6.8%	7.1%	7.3%	7.7%	8.0%
Home equity—closed-end	3.9%	4.1%	4.2%	4.4%	4.5%
Indirect—vehicles	3.3%	3.6%	3.9%	4.0%	4.1%
Indirect—other consumer	3.0%	2.8%	2.6%	2.3%	2.0%
Consumer credit card	1.5%	1.6%	1.6%	1.6%	1.5%
Other consumer	1.4%	1.5%	1.5%	1.4%	1.4%
Total consumer	36.6%	37.9%	38.5%	38.9%	38.9%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	1Q19	4Q18	3Q18	2Q18	1Q18	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Commercial and industrial	$39,999	$38,111	$37,410	$36,874	$36,464	$1,888	5.0%	$3,535	9.7%
Commercial real estate mortgage—owner-occupied	5,560	5,847	6,000	6,017	6,117	(287)	(4.9)%	(557)	(9.1)%
Commercial real estate construction—owner-occupied	409	349	311	298	318	60	17.2%	91	28.6%
Total commercial	45,968	44,307	43,721	43,189	42,899	1,661	3.7%	3,069	7.2%
Commercial investor real estate mortgage	4,729	4,275	4,083	3,724	3,883	454	10.6%	846	21.8%
Commercial investor real estate construction	1,821	1,815	1,809	1,867	1,837	6	0.3%	(16)	(0.9)%
Total investor real estate	6,550	6,090	5,892	5,591	5,720	460	7.6%	830	14.5%
Total business	52,518	50,397	49,613	48,780	48,619	2,121	4.2%	3,899	8.0%
Residential first mortgage	14,203	14,230	14,162	13,980	13,977	(27)	(0.2)%	226	1.6%
Home equity—lines of credit	5,792	5,924	6,068	6,259	6,465	(132)	(2.2)%	(673)	(10.4)%
Home equity—closed-end	3,343	3,411	3,475	3,533	3,576	(68)	(2.0)%	(233)	(6.5)%
Indirect—vehicles	2,924	3,109	3,190	3,260	3,309	(185)	(6.0)%	(385)	(11.6)%
Indirect—other consumer	2,429	2,287	2,042	1,743	1,531	142	6.2%	898	58.7%
Consumer credit card	1,304	1,298	1,271	1,245	1,257	6	0.5%	47	3.7%
Other consumer	1,212	1,217	1,201	1,157	1,157	(5)	(0.4)%	55	4.8%
Total consumer	31,207	31,476	31,409	31,177	31,272	(269)	(0.9)%	(65)	(0.2)%
Total loans	$83,725	$81,873	$81,022	$79,957	$79,891	$1,852	2.3%	$3,834	4.8%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the purchasing card reclassification from other assets, the first quarter 2018 residential first mortgage loan sale and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	1Q19	4Q18	3Q18	2Q18	1Q18	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Commercial and industrial	$39,999	$38,111	$37,410	$36,874	$36,464	$1,888	5.0%	$3,535	9.7%
Add: Purchasing card balances (1)	—	252	239	228	208	(252)	(100.0)%	(208)	(100.0)%
Adjusted commercial and industrial loans (non-GAAP)	$39,999	$38,363	$37,649	$37,102	$36,672	$1,636	4.3%	$3,327	9.1%
Total commercial loans	$45,968	$44,307	$43,721	$43,189	$42,899	$1,661	3.7%	$3,069	7.2%
Add: Purchasing card balances (1)	—	252	239	228	208	(252)	(100.0)%	(208)	(100.0)%
Adjusted total commercial loans (non-GAAP)	$45,968	$44,559	$43,960	$43,417	$43,107	$1,409	3.2%	$2,861	6.6%
Total business loans	$52,518	$50,397	$49,613	$48,780	$48,619	$2,121	4.2%	$3,899	8.0%
Add: Purchasing card balances (1)	—	252	239	228	208	(252)	(100.0)%	(208)	(100.0)%
Adjusted total business loans (non-GAAP)	$52,518	$50,649	$49,852	$49,008	$48,827	$1,869	3.7%	$3,691	7.6%
Total consumer loans	$31,207	$31,476	$31,409	$31,177	$31,272	$(269)	(0.9)%	$(65)	(0.2)%
Less: Balances of residential first mortgage loans sold (2)	—	—	—	—	164	—	NM	(164)	(100.0)%
Less: Indirect—vehicles	2,924	3,109	3,190	3,260	3,309	(185)	(6.0)%	(385)	(11.6)%
Adjusted total consumer loans (non-GAAP)	$28,283	$28,367	$28,219	$27,917	$27,799	$(84)	(0.3)%	$484	1.7%
Total loans	$83,725	$81,873	$81,022	$79,957	$79,891	$1,852	2.3%	$3,834	4.8%
Add: Purchasing card balances (1)	—	252	239	228	208	(252)	(100.0)%	(208)	(100.0)%
Less: Balances of residential first mortgage loans sold (2)	—	—	—	—	164	—	NM	(164)	(100.0)%
Less: Indirect—vehicles	2,924	3,109	3,190	3,260	3,309	(185)	(6.0)%	(385)	(11.6)%
Adjusted total loans (non-GAAP)	$80,801	$79,016	$78,071	$76,925	$76,626	$1,785	2.3%	$4,175	5.4%
________

(1)	On December 31, 2018, purchasing cards were reclassified to commercial and industrial loans from other assets.

(2)	Adjustments to average loan balances assume a simple day-weighted average impact for the first quarter of 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

End of Period Deposits

	As of
						3/31/2019		3/31/2019
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	vs. 12/31/2018		vs. 3/31/2018
Interest-free deposits	$34,775	$35,053	$35,354	$36,055	$36,935	$(278)	(0.8)%	$(2,160)	(5.8)%
Interest-bearing checking	19,724	19,175	18,586	19,403	19,916	549	2.9%	(192)	(1.0)%
Savings	9,031	8,788	8,900	8,971	8,983	243	2.8%	48	0.5%
Money market—domestic	23,806	24,111	23,896	24,255	24,478	(305)	(1.3)%	(672)	(2.7)%
Money market—foreign	—	—	—	—	18	—	—%	(18)	(100.0)%
Low-cost deposits	87,336	87,127	86,736	88,684	90,330	209	0.2%	(2,994)	(3.3)%
Time deposits	7,704	7,122	6,499	6,576	6,637	582	8.2%	1,067	16.1%
Total Customer Deposits	95,040	94,249	93,235	95,260	96,967	791	0.8%	(1,927)	(2.0)%
Corporate treasury time deposits	680	242	20	23	23	438	181.0%	657	NM
Total Deposits	$95,720	$94,491	$93,255	$95,283	$96,990	$1,229	1.3%	$(1,270)	(1.3)%

	As of
						3/31/2019		3/31/2019
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	vs. 12/31/2018		vs. 3/31/2018
Consumer Bank Segment	$59,880	$57,575	$57,939	$58,713	$59,266	$2,305	4.0%	$614	1.0%
Corporate Bank Segment	26,741	27,748	26,002	26,873	27,569	(1,007)	(3.6)%	(828)	(3.0)%
Wealth Management Segment	7,994	8,072	8,018	8,334	8,702	(78)	(1.0)%	(708)	(8.1)%
Other (1)	1,105	1,096	1,296	1,363	1,453	9	0.8%	(348)	(24.0)%
Total Deposits	$95,720	$94,491	$93,255	$95,283	$96,990	$1,229	1.3%	$(1,270)	(1.3)%

	As of
						3/31/2019		3/31/2019
($ amounts in millions)	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018	vs. 12/31/2018		vs. 3/31/2018
Wealth Management - Private Wealth	$7,089	$7,204	$7,035	$7,248	$7,581	$(115)	(1.6)%	$(492)	(6.5)%
Wealth Management - Institutional Services	905	868	983	1,086	1,121	37	4.3%	(216)	(19.3)%
Total Wealth Management Segment Deposits	$7,994	$8,072	$8,018	$8,334	$8,702	$(78)	(1.0)%	$(708)	(8.1)%

					As of
End of Period Deposits by Percentage					3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Customer Deposits
Interest-free deposits					36.3%	37.1%	37.9%	37.8%	38.1%
Interest-bearing checking					20.6%	20.3%	19.9%	20.4%	20.5%
Savings					9.4%	9.3%	9.6%	9.4%	9.3%
Money market—domestic					24.9%	25.5%	25.6%	25.5%	25.2%
Money market—foreign					—%	—%	—%	—%	—%
Low-cost deposits					91.2%	92.2%	93.0%	93.1%	93.1%
Time deposits					8.1%	7.5%	7.0%	6.9%	6.9%
Total Customer Deposits					99.3%	99.7%	100.0%	100.0%	100.0%
Corporate treasury time deposits					0.7%	0.3%	—%	—%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	1Q19	4Q18	3Q18	2Q18	1Q18	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Interest-free deposits	$33,896	$35,169	$35,414	$35,811	$35,464	$(1,273)	(3.6)%	$(1,568)	(4.4)%
Interest-bearing checking	19,309	18,295	18,924	19,534	19,935	1,014	5.5%	(626)	(3.1)%
Savings	8,852	8,827	8,928	8,981	8,615	25	0.3%	237	2.8%
Money market—domestic	23,989	23,850	24,046	24,225	24,580	139	0.6%	(591)	(2.4)%
Money market—foreign	—	—	—	10	21	—	—%	(21)	(100.0)%
Low-cost deposits	86,046	86,141	87,312	88,561	88,615	(95)	(0.1)%	(2,569)	(2.9)%
Time deposits	7,471	6,792	6,501	6,610	6,762	679	10.0%	709	10.5%
Total Customer Deposits	93,517	92,933	93,813	95,171	95,377	584	0.6%	(1,860)	(2.0)%
Corporate treasury time deposits	496	87	21	23	25	409	470.1%	471	NM
Corporate treasury other deposits	157	139	108	59	26	18	12.9%	131	NM
Total Deposits	$94,170	$93,159	$93,942	$95,253	$95,428	$1,011	1.1%	$(1,258)	(1.3)%

	Average Balances
($ amounts in millions)	1Q19	4Q18	3Q18	2Q18	1Q18	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Consumer Bank Segment	$57,952	$57,366	$57,684	$58,152	$57,146	$586	1.0%	$806	1.4%
Corporate Bank Segment	26,904	26,323	26,563	27,160	27,672	581	2.2%	(768)	(2.8)%
Wealth Management Segment	7,948	8,027	8,235	8,528	8,942	(79)	(1.0)%	(994)	(11.1)%
Other (1)	1,366	1,443	1,460	1,413	1,668	(77)	(5.3)%	(302)	(18.1)%
Total Deposits	$94,170	$93,159	$93,942	$95,253	$95,428	$1,011	1.1%	$(1,258)	(1.3)%

	Average Balances
($ amounts in millions)	1Q19	4Q18	3Q18	2Q18	1Q18	1Q19 vs. 4Q18		1Q19 vs. 1Q18
Wealth Management - Private Wealth	$7,111	$7,084	$7,250	$7,430	$7,765	$27	0.4%	$(654)	(8.4)%
Wealth Management - Institutional Services	837	943	985	1,098	1,177	(106)	(11.2)%	(340)	(28.9)%
Total Wealth Management Segment Deposits	$7,948	$8,027	$8,235	$8,528	$8,942	$(79)	(1.0)%	$(994)	(11.1)%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation extending to 2019. The Basel III rules are now fully phased in, other than with respect to deductions and adjustments whose transitional treatment has been extended until the federal banking agencies' September 2017 proposal to revise and simplify the capital treatment of selected categories of assets is finalized. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$15,512	$15,090	$14,770	$15,777	$15,866
Less:
Preferred stock (GAAP)		820	820	820	820	820
Intangible assets (GAAP)		4,937	4,944	4,951	5,060	5,071
Deferred tax liability related to intangibles (GAAP)		(94)	(94)	(95)	(97)	(99)
Tangible common stockholders’ equity (non-GAAP)	A	$9,849	$9,420	$9,094	$9,994	$10,074
Total assets (GAAP)		$128,802	$125,688	$124,578	$124,557	$122,913
Less:
Intangible assets (GAAP)		4,937	4,944	4,951	5,060	5,071
Deferred tax liability related to intangibles (GAAP)		(94)	(94)	(95)	(97)	(99)
Tangible assets (non-GAAP)	B	$123,959	$120,838	$119,722	$119,594	$117,941
Shares outstanding—end of quarter	C	1,013	1,025	1,055	1,114	1,123
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	7.95%	7.80%	7.60%	8.36%	8.54%
Tangible common book value per share (non-GAAP)	A/C	$9.72	$9.19	$8.62	$8.97	$8.98

		As of and for Quarter Ended
($ amounts in millions)		3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$15,512	$15,090	$14,770	$15,777	$15,866
Non-qualifying goodwill and intangibles		(4,832)	(4,839)	(4,845)	(4,953)	(4,961)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		575	940	1,376	1,230	1,121
Preferred stock (GAAP)		(820)	(820)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$10,435	$10,371	$10,481	$11,234	$11,206
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$107,297	$105,475	$103,721	$102,819	$101,482
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	9.7%	9.8%	10.1%	10.9%	11.0%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions has systems and internal controls in place to calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

Regions Financial Corporation and Subsidiaries
Financial Supplement to First Quarter 2019 Earnings Release

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•
Possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders.

•
Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.